DEFERRED TAXES	12 Months Ended
Dec. 31, 2017
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DEFERRED TAXES

19 DEFERRED TAXES

The below table summarizes the sources of deferred taxes:

The Company has unused tax losses carry forward, without expiry date. This, combined with the other temporary differences, results in a net unrecognized deferred tax asset position.

The corporate income tax rate has decreased from 33.99% to 29.58% as from fiscal year 2019 (income year 2018). The deferred tax position as at December 31, 2017 has been calculated with the decreased tax rate.

The Company has accounted for a total research and development incentives receivable of €24.5 million as at December 31, 2017 (€19.5 million as at December 31, 2016 and €15.8 million as at December 31, 2015) following an research and development incentive scheme in Belgium under which the tax incentive can be refunded after five years if not offset against taxable basis over that period. The research and development incentives are recorded net against the relating research and development expenses in the statement of comprehensive income. We expect to receive this amount progressively over 6 years.

Due to the uncertainty surrounding the Company’s ability to realize taxable profits in the near future, the Company did not recognize any deferred tax assets.